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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): DECEMBER 3, 2003



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                  0-19806                  76-0236465
   (State or other             (Commission               (IRS Employer
   jurisdiction of             file number)           Identification No.)
    incorporation)


                               CYBERONICS BUILDING
                            100 CYBERONICS BOULEVARD
                              HOUSTON, TEXAS 77058
               (Address of principal executive offices) (Zip code)


                                 (281) 228-7200
               Registrant's telephone number, including area code:


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ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

         Representatives of Cyberonics, Inc. (the "Company") are making presentations to investors during the week of December 1-5, 2003 regarding the Company's results for the quarter ended October 24, 2003, guidance for fiscal 2004, and U.S. depression regulatory and pre-launch plans, consistent with information presented in the Company's press release and conference call of November 5, 2003. In connection with its presentations, the Company has revised and updated its presentation slides.

         The revised and updated presentation slides are available online on the Company's website at http://www.Cyberonics.com.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CYBERONICS, INC.


                                    /s/ Pamela B. Westbrook
                                    ----------------------------------------
                                    Pamela B. Westbrook
                                    Vice President, Finance and Administration
                                    and Chief Financial Officer

Date:  December 3, 2003